                                                                   Exhibit 10.58


--------------------------------------------------------------------------------

                        TOWER EQUITIES AND REALTY CORP.

                                      and

                   TOWER REALTY OPERATING PARTNERSHIP, L.P.,

--------------------------------------------------------------------------------

                          PURCHASE AND SALE AGREEMENT

--------------------------------------------------------------------------------

                             Dated: March 31, 1997

--------------------------------------------------------------------------------

                          PURCHASE AND SALE AGREEMENT

        THIS AGREEMENT is entered into as of the 31 day of March, 1997 by TOWER EQUITIES AND REALTY CORP., a New York corporation ("SELLER") and TOWER REALTY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "OP").

                                R E C I T A L S:

        A. Seller has previously entered into that certain Real Estate Sale Agreement dated February 12, 1997 (the "CONTRACT") with Executive Villas Limited Partnership, an Arizona limited partnership ("OWNER"), as seller, and Seller, as purchaser, for the purchase of the property described below and more particularly described in the Contract. A true and complete copy of the Contract is attached hereto as EXHIBIT A.

        B. The subject property is located in the City of Phoenix, County of Maricopa and State of Arizona and is known as 3225 North Central Avenue, as more particularly described on EXHIBIT B attached hereto. The term "PROPERTY" as used herein is and shall be one in the same as and identical to the "Property" and the "Premises" as such terms are defined in the Contract.

        C. SELLER AND THE OP DESIRE (i) THAT SELLER ACQUIRE FEE TITLE TO THE PROPERTY FROM OWNER PURSUANT TO THE CONTRACT AND (ii) THAT SELLER, IMMEDIATELY THEREAFTER, CONVEY TO PURCHASER (AS HEREINAFTER DEFINED) SUCH FEE TITLE OR OTHERWISE DISPOSE OF THE PROPERTY AS HEREINAFTER PROVIDED.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:

        1. Any capitalized term used herein and not defined shall have the meanings ascribed to it in the Purchase Agreement (the "PURCHASE AGREEMENT") entered into on or about the date hereof by and among Tower Realty Trust, Inc., the OP and each of the investors who are signatories thereto (collectively, the "INVESTORS").

        2. Upon the earlier to occur of a Termination Event or September 1, 1997, the OP shall have the right upon notice to Seller to require Seller to enter into an agreement with such person(s), entity or entities as the OP may designate or agree to, including itself (such person(s), entity or entities being hereinafter referred to as "PURCHASER"), pursuant to which Seller shall agree to convey the Property to Purchaser for a price equal to the purchase price payable under the Contract (the "PURCHASE PRICE"). Any amounts, whether in the form of cash, securities or otherwise, that Purchaser may agree to pay in excess of the Purchase Price shall be retained by the OP and applied to the payment of, or held as Collateral for, the Obligations. In the event that Seller receives any amounts, whether in the form of cash, securities or otherwise, in excess of the Purchase Price, it shall hold the same in trust for the benefit of the OP, separate and apart from Seller's other assets, and immediately transfer such amounts to the OP for application to the payment of, or to be held as Collateral for, the Obligations.

        3. If the OP has not exercised its rights under the preceding paragraph by September 1, 1997, Seller, in its discretion, may elect either:

        (i) to locate a purchaser, in which event any amounts, whether in the form of cash, securities or otherwise, received by Seller in excess of the Purchase Price shall be held in trust for the benefit of the OP separate and apart from Seller's other assets, and immediately transferred to the Company to be held as additional Collateral for the Obligations; or

        (ii) to purchase or otherwise acquire, with or without any partner or co-venturer, the Property or a direct or indirect interest therein, in which event Seller shall: (A) if Seller has purchased or otherwise acquired the Property or a direct or indirect interest therein without any partners or co-venturers, convey to the OP cash or an equity interest in the Property equal to the difference between the fair market value of the Property and the Purchase Price therefor, which cash or interest shall be held as additional Collateral, or (B) if Seller has purchased or otherwise acquired the Property or a direct or indirect interest therein, along with one or more partners or co-venturers, transfer to the Company all cash received by Seller in excess of the Purchase Price plus an equity interest in the Property equal to the difference between the fair market value of the Property less the sum of the amount of cash transferred to the OP as provided above plus the Purchase Price, which cash and equity interest shall be held as additional Collateral for the Obligations. Any equity interest transferred to the OP pursuant to this clause (ii) shall be freely transferable (subject to any restrictions imposed under applicable law).

In the event that Seller exercise its rights pursuant to this paragraph, it shall deliver to the OP and the Investors a certificate setting forth the terms of the transaction and attaching copies of all of the transaction documents, certified to be true, correct and complete and in full force and effect.

                4. Seller acknowledges and agrees that the rights of the Company under this Agreement will be assigned to the Collateral Agent as security for the Obligations.

                5. Seller shall use reasonable efforts to negotiate in good faith the terms of any agreement with Purchaser required to be entered into hereunder.

                6. Seller shall use reasonable efforts, at Purchaser's expense, to provide Purchaser with the benefit of any representation or warranty by Owner in favor of Seller under the Contract, and, in connection therewith, Purchaser shall have the right to compel Seller to sue Owner, at Purchaser's expense, for any damages resulting from a breach by Owner of any such representation or warranty, and Seller shall assign to Purchaser's Seller's rights to any award from such suit.

                7. Notwithstanding anything contained herein to the contrary, the only representation or warranty Seller shall be obligated to give Purchaser in connection with Seller's conveyance of the Property to Purchaser is that Seller has not encumbered the Property in any way.

                8. All notices, demands or other communications shall be in writing and shall be sent to the party to whom the notice, demand or other communication is directed at the following addresses.

                If to Seller, as follows:

                        Tower Equities and Realty Corp.
                        c/o Feldman Equities
                        120 West 45th Street, 24th Floor
                        New York, New York 10036
                        Attention: Lawrence H. Feldman
                and an additional copy to:

                        Battle Fowler LLP
                        75 East 55th Street
                        New York, New York 10022
                        Attention: Bradley A. Kaufman, Esq.

                If to the OP, as follows:

                        Tower Realty Operating Partnership, L.P.
                        c/o Feldman Equities
                        120 West 45th Street, 24th Floor
                        New York, New York 10036
                        Attention: Lawrence H. Feldman


                and additional copies to:

                        Battle Fowler LLP
                        75 East 55th Street
                        New York, New York 10022
                        Attention: Bradley A. Kaufman, Esq.; and

                        Morgan Stanley Asset Management Inc.
                        1221 Avenue of the Americas
                        New York, New York 10020
                        Attention: Russell Platt; and

                        Rogers & Wells
                        Two Hundred Park Avenue
                        New York, New York 10166
                        Attention: A. Curtis Greer, Esq.

All notices, demands or other communications shall be sent either by (i) personal delivery with receipt acknowledged in writing, (ii) United States Mail, postage prepaid, as a registered or certified item, return receipt requested, (iii) national prepaid overnight delivery service. Each notice, demand or other communication sent by hand delivery or by national prepaid overnight delivery service shall be effective when received or refused by the party to whom the same is directed. Each notice, demand or other communication sent by certified or registered mail shall be deemed given on the date of receipt or refusal as indicated on the return receipt. Either party hereto may change the address for notice, demand or other communication specified above by giving the other party five (5) business days' advance written notice of such change of address. Any notice, demand or other communication may be given either by a party hereto or by such party's attorney.

        9. OP acknowledges that Seller is not currently the owner of the Property and that Seller is a contract-vendee under the Contract and that certain of Seller's obligations under this Agreement are conditioned upon Seller's acquisition of the Property from Owner. If Seller does not acquire the Property on or before December 31, 1997, this Agreement shall automatically terminate.

        10. This Agreement may not be modified or amended except by an agreement in writing signed by both parties and consented to by the Collateral Agent. The parties may waive any of the conditions contained herein or any of the obligations of the other party hereunder, but any such waiver shall be effective only if in writing and signed by both parties to this Agreement and consented to by the Collateral Agent. The Seller shall not agree to any amendment, modification or termination of the Contract, or waive any right thereunder, or release Owner form any obligation thereunder unless consented to by the OP and the Collateral Agent.

     11. Each person executing this Agreement warrants and represents that he or she is fully authorized to do so.

     12. This Agreement, including the exhibits hereto, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements and understanding of the parties in connection therewith.

     13. Numerous copies of this Agreement may be executed by the parties hereto. Each such executed original copy shall have the full force and effect of an original executed instrument.

     14. This Agreement shall be controlled by and construed in accordance with the laws of the State of New York.

     15. PURCHASER AND THE OP HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE THE RIGHT TO A JURY TRIAL IN ANY ACTION, SUIT OR PROCEEDING ARISING FROM OR RELATED TO THIS AGREEMENT.

     16. At any time and from time to time after the Closing, Seller and Purchaser shall, at the reasonable request of the other, execute and deliver any further documents or agreements and take such further actions as may be reasonably required for carrying out the intentions or facilitating the consummation of this Agreement. The provisions of this Section shall survive the Closing Date.

     17. Neither this Agreement nor any memorandum hereof may be recorded without first obtaining Seller's consent thereto. The recording of this Agreement without Seller's consent shall be a default by Purchaser hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                SELLER

                                TOWER EQUITIES AND REALTY CORP.



                                By: /s/  Lawrence Feldman
                                    -------------------------------
                                    Name:  Lawrence Feldman
                                    Title: President & CEO
                                    Name:  Robert Cox
                                    Title: Executive Vice President

                                OP

                                TOWER REALTY OPERATING PARTNERSHIP. L.P.



                                By: /s/ Tower Realty Trust, Inc. general partner
                                    ------------------------


                                      By: /s/  Lawrence Feldman
                                          -------------------------
                                          Name:  Lawrence Feldman
                                          Title: President and CEO

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)


        On the 13th day of March, 1997, before me personally came Robert Cox to me known, who, being by me duly sworn, did depose and say that he resides at 27 Anchor St., Freeport, NY, that he is a (vice) president of TOWER EQUITIES AND REALTY CORP., the corporation described in and which executed the foregoing instrument and that he executed said instrument as authorized by the board of directors of said corporation.

/s/ Madeline Algarin                                    MADELINE ALGARIN
-------------------------------------           NOTARY PUBLIC, State of New York
            Notary Public                                No. 01AL5046686
                                                   Qualified in Queens County
My commission expires: July 17, 1997            Commission Expires July 17, 1997




STATE OF NEW YORK )
                  ) ss.:
COUNTY OF NEW YORK)


        On the 31st day of March, 1997, before me personally came Lawrence Feldman to me known, who, being by me duly sworn, did depose and say that he resides at 351 Mill River Road, Upper Brodeville, NY, that he is a president of Tower Realty Trust, Inc., the general partner of TOWER REALTY OPERATING PARTNERSHIP, L.P., the corporation described in and which executed the foregoing instrument on behalf of said partnership and that he executed said instrument as authorized by the board of directors of said corporation and by said partnership.

/s/ Madeline Algarin                                    MADELINE ALGARIN
-------------------------------------           NOTARY PUBLIC, State of New York
            Notary Public                                No. 01AL5046686
                                                   Qualified in Queens County
My commission expires: July 17, 1997            Commission Expires July 17, 1997


                                       5